                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                         ADAC LABORATORIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                               ADAC LABORATORIES

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 6, 1999

                            ------------------------

TO THE SHAREHOLDERS OF ADAC LABORATORIES:

    The Annual Meeting of Shareholders of ADAC Laboratories, a California corporation (the "Company"), will be held at the offices of the Company, located at 540 Alder Drive, Milpitas, California 95035, on Thursday, May 6, 1999, at 1:00 p.m., local time, for the following purposes:

(1) To elect members of the Board of Directors;

(2) To approve the Company's 1999 Long-Term Incentive Plan;

(3) To approve an amendment to the Company's 1999 Long-Term Incentive Plan to increase the shares reserved for issuance thereunder on an annual basis;

(4) To approve an amendment to the Company's Amended and Restated 1994 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by an additional 100,000 shares; and

(5) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on March 8, 1999 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. A copy of the Company's Annual Report to Shareholders, including financial statements for the fiscal year ended September 27, 1998, is being sent to all shareholders as of the record date concurrently with the mailing of this Proxy Statement.

    Whether or not you expect to attend the Annual Meeting in person, please date, sign and mail the enclosed Proxy in the envelope provided as promptly as possible. The Proxy is revocable and will not affect your right to vote in person in the event you attend the Meeting.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          Karen L. Masterson
                                          SECRETARY

Milpitas, California
April 5, 1999

                               ADAC LABORATORIES
                                540 ALDER DRIVE
                           MILPITAS, CALIFORNIA 95035

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of ADAC Laboratories, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, May 6, 1999, at 1:00 p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the offices of the Company, located at 540 Alder Drive, Milpitas, California 95035. This Proxy Statement and the accompanying proxy card are being mailed to all shareholders on or about April 5, 1999.

    Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed Proxy as promptly as possible, in the postage prepaid envelope provided, to insure that your shares will be voted at the Annual Meeting. Any shareholder who returns a proxy in such form has the power to revoke it at any time prior to its effective use by filing an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Annual Meeting and voting in person. Any such proxy, if not revoked, will be voted at the Annual Meeting in accordance with the instructions specified therein.

RECORD DATE AND SHARE OWNERSHIP

    Shareholders of record at the close of business on March 8, 1999 are entitled to notice of and to vote at the meeting. At the record date, there were issued and outstanding 20,450,817 shares of Common Stock, each entitled to one vote.

    The following table sets forth, as of February 1, 1999, the number and percentage of shares of Common Stock beneficially owned (as defined in Rule 13d-3 adopted under the Securities Exchange Act of 1934) by (a) each nominee for director, each executive officer listed in the compensation disclosure table and all directors and executive officers of the Company as a group, and (b) all persons known to the Company to own beneficially more than five percent (5%) of any class of voting securities of the Company. All such persons have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as otherwise stated in the following footnotes.

                                                                       BENEFICIAL
                                                                        OWNERSHIP           PERCENT OF
(A) DIRECTORS, NOMINEES AND CERTAIN EXECUTIVE OFFICERS             OF COMMON STOCK(1)    VOTING SHARES(1)
-----------------------------------------------------------------  -------------------  -------------------
Stanley D. Czerwinski............................................           87,491(2)                *
R. Andrew Eckert.................................................          125,402(3)                *
Graham O. King...................................................           43,506(4)                *
David L. Lowe....................................................           95,433(5)                *
F. David Rollo...................................................           36,667(6)                *
Edmund H. Shea, Jr...............................................          516,190(7)              2.5%
Gerhard F. Burbach...............................................           21,250(8)                *
Earl H. Devanny III..............................................           14,500(9)                *
Ian R. Farmer....................................................           51,200(10)               *
P. Andre Simone..................................................           42,500(11)               *
All directors and executive officers as a group (12 persons).....        1,042,889(12)             5.1%

(B) OTHER PRINCIPAL SHAREHOLDERS
-----------------------------------------------------------------
Neuberger Berman LLC.............................................        1,733,900(13)            8.65%
605 Third Avenue
New York, NY 10158

FMR Corp.........................................................        1,657,300(14)            8.27%
82 Devonshire Street
Boston, MA 02109

------------------------

 *  Less than one percent (1%).

 (1) Based on information furnished by the persons named and 20,450,817 shares of Common Stock outstanding as of February 1, 1999. All references to options include options that were exercisable on February 1, 1999 and within sixty (60) days thereafter.

 (2) Includes 64,166 shares issuable upon exercise of options held by Mr. Czerwinski.

 (3) Includes 124,815 shares issuable upon exercise of options held by Mr.
     Eckert.

 (4) Includes 39,666 shares issuable upon exercise of options held by Mr. King. Also includes 2,600 shares held by the Leola J. King Pension Fund, of which Mr. King is a trustee.

 (5) Includes 95,033 shares issuable upon exercise of options held by Mr. Lowe.

 (6) Includes 21,666 shares issuable upon exercise of options held by Dr. Rollo.

 (7) Includes 34,998 shares issuable upon exercise of options held by Mr. Shea. Also includes 85,580 shares held by J. F. Shea, Co., Inc. and 11,506 shares held by Mrs. Shea, as to which Mr. Shea disclaims beneficial interest.

 (8) Includes 21,250 shares issuable upon exercise of options held by Mr.
     Burbach.

 (9) Includes 12,500 shares issuable upon exercise of options held by Mr.
     Devanny.

 (10) Includes 50,000 shares issuable upon exercise of options held by Mr.
      Farmer.

 (11) Includes 42,500 shares issuable upon exercise of options held by Mr.
      Simone.

 (12) Includes options to purchase 515,344 shares of Common Stock held by all directors and executive officers as a group.

 (13) Neuberger Berman, LLC has sole voting power over 684,600 shares, shared voting power over 1,043,300 shares, and shared dispositive power over 1,733,900 shares. Neuberger Berman Genesis Portfolio has shared voting power and shared dispositive power over 1,043,300 shares. Neuberger

      Berman Management, Inc. has shared dispositive power over 1,043,300 shares. The remaining balance of 6,000 shares is for individual client accounts over which Neuberger Berman, LLC has shared dispositive power. Neuberger Berman, LLC and Neuberger Berman Management, Inc. serve as sub-adviser and investment manager, respectively, of Neuberger Berman Genesis Portfolio.

 (14) Edward C. Johnson III, Chairman of FMR Corp., and FMR Corp., through Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., each has sole dispositive power over the 1,502,600 shares owned by Fidelity funds. Neither Mr. Johnson nor FMR Corp. has sole voting power over shares owned by the Fidelity funds, which power is held by the funds' board of trustees. Mr. Johnson and FMR Corp., through Fidelity Management Trust Company, a wholly-owned subsidiary of FMR Corp., each has sole dispositive power and sole voting power over 154,700 shares.

VOTING AND SOLICITATION

    The required quorum for the meeting is a majority of the outstanding shares of Common Stock eligible to be voted on the matters to be considered at the meeting. In the election of directors, the candidates receiving the highest number of affirmative votes cast in person or by proxy at the meeting up to the number of directors to be elected will be elected to office. The affirmative vote of a majority of the shares represented and voting in person or by proxy at the meeting (which affirmative votes constitute a majority of the required quorum) is required for approval of the 1999 Long-Term Incentive Plan (Proposal
2), the amendment to the 1999 Long-Term Incentive Plan (Proposal 3) and the amendment to the Amended and Restated 1994 Employee Stock Purchase Plan (Proposal 4).

    When your proxy is returned properly signed, the shares represented will be voted in accordance with your directions. Where specific choices are not indicated, proxies will be voted for Proposals 1 through 4. If a properly signed proxy or ballot indicates that a stockholder, broker or other nominee abstains from voting or that the shares are not to be voted on a particular proposal, the shares will not be counted as having been voted on that proposal, although such shares will be counted as being in attendance at the meeting for purposes of determining the presence of a quorum. Abstentions will not be reflected in a final tally of the votes cast for the election of directors (Proposal 1).

    Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock which such shareholder is entitled to vote, or may distribute the shareholder's votes on the same principle among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than the number of candidates to be elected. However, no shareholder shall be entitled to cumulate its votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of such shareholder's intention to cumulate such shareholder's votes. On all other matters, as explained above, each share of Common Stock has one vote.

    The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners, estimated at $20,000. The Company has retained Skinner & Co., a professional proxy solicitor, to assist in the solicitation of proxies and to arrange for dissemination of proxy materials. The agreement with Skinner & Co. provides that the fee payable for such services will amount to $3,500; such fee does not include expenses. Proxies may be solicited by the Company's directors, officers or other employees, without additional compensation, personally or by telephone, telegram or facsimile.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

GENERAL

    Presently the Company's Bylaws authorize seven members to serve on the Board of Directors. The persons presently serving as directors, Messrs. Czerwinski, Eckert, King, Lowe, Raney, Rollo and Shea, are proposed for election as directors. The proxy holders will be voting for all seven nominees.

    In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted for a nominee designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. Directors are elected annually by the shareholders, and the term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

NOMINEES

    The names of the nominees, and certain information about them, are set forth below:

                                                                                                DIRECTOR
NOMINEE AND AGE                                     PRINCIPAL OCCUPATION                          SINCE
------------------------------  -------------------------------------------------------------  -----------
Stanley D. Czerwinski (63)      Consultant                                                           1991
R. Andrew Eckert (37)           Chief Executive Officer of the Company                               1996
Graham O. King (58)             Senior Vice President of McKessonHBOC                                1995
David L. Lowe (39)              Vice Chairman, Friedman, Fleischer & Lowe, LLC;                      1992
                                Chairman of the Board of the Company
Dennis R. Raney (56)            Senior Vice President and Chief Financial Officer of Novell,         1999
                                Inc.
F. David Rollo (59)             Senior Vice President of Medical Affairs and Executive               1991
                                Medical Director of Raytel Medical Corporation
Edmund H. Shea, Jr. (69)        Executive Vice President and a director of J.F. Shea Co.,            1987
                                Inc.

    There is no family relationship between any director or executive officer of the Company.

    Mr. Czerwinski was elected a director in November 1991 and served as Chairman of the Board of the Company from February 1992 until March 1996. Mr. Czerwinski previously served as the Company's Chief Executive Officer, President and Chief Operating Officer at various times since January 1991. He originally joined the Company in May 1986. Mr. Czerwinski is currently serving as a consultant to the Company. Prior to joining the Company, Mr. Czerwinski served for seventeen years in various management capacities at TRW, including Director of Sales and Marketing for the Electronics Components Group, and General Manager of the Semiconductor Division.

    Mr. Eckert was elected a director in April 1996. In August 1997, Mr. Eckert became the Chief Executive Officer of the Company. From March 1997 until August 1997, Mr. Eckert served as the President and Chief Operating Officer of the Company. From November 1994 to March 1997, he served as President and General Manager of ADAC Medical Systems, and from February 1992 to November 1994, as Executive Vice President and General Manager of the Company's nuclear medicine business. Mr. Eckert joined the Company in February 1990 and from that date until February 1992 held several other senior management positions with the Company. Prior to joining the Company, Mr. Eckert worked in the venture capital and investment banking industries with Summit Partners and Goldman Sachs, respectively.

    Mr. King was elected a director in June 1995. Mr. King is currently a Senior Vice President with McKessonHBOC, which delivers software solutions and related services to healthcare organizations. From 1994 to 1998, Mr. King was the Chairman and Chief Executive Officer of US Servis, Inc., a healthcare management services company. From 1986 to 1993, Mr. King was with Shared Medical Systems, a company specializing in hospital information systems, most recently serving as its President from 1988. Previously, Mr. King served as President of Daseke and Company from 1983 to 1986 and as President and Chief Executive Officer of Auto-Troll Technology, a computer-aided design software company, from 1979 to 1982. Mr. King also held various management level positions with IBM from 1965 to 1979. Mr. King currently serves as a director of Optika Imaging Systems, Inc., a leading provider of client/server, integrated imaging systems and development tools, and Longview Solutions, which develops software for budgeting and financial reporting.

    Mr. Lowe was elected a director of the Company in August 1992, and has been serving as Chairman of the Board of Directors since March 1996. In March 1998, Mr. Lowe joined Friedman, Fleischer & Lowe, LLC, a private investment firm specializing in equity investments in buyouts, restructurings, recapitalizations and friendly minority stakes in public and private companies, as Vice Chairman. From November 1994 until August 1997, Mr. Lowe served as Chief Executive Officer of the Company, from March 1994 until November 1994, as Co-Chief Executive Officer, and from February 1992 until November 1994 as President of the Company. He joined the Company in April 1988 and from that time until February 1992 served in a variety of senior management positions, including Chief Operating Officer. Prior to joining the Company, Mr. Lowe held management and consulting positions with several firms or companies providing services to or engaged in high-technology industries, including Bain & Company and Cygnet Systems, Inc. Mr. Lowe serves on the Board of Directors of Vivra Specialty Partners and the National Children's Cancer Society.

    Mr. Raney was elected a director in March 1999. Mr. Raney is currently the Senior Vice President and Chief Financial Officer of Novell, Inc., a publicly-traded software company, which he joined in March 1998. In the preceding year, Mr. Raney served as Executive Vice President and Chief Financial Officer of QAD, Inc., a producer of enterprise resource planning software. From May 1996 to February 1997, he served as Executive Vice President and Chief Financial Officer of California Microwave, Inc., a manufacturer of wireless and satellite communications equipment and systems; and from December 1995 to May 1996, as Chief Financial Officer of General Magic, Inc., a developer of mobile computing agents. During the period of October 1993 through December 1995, Mr. Raney was the Senior Vice President and Chief Financial Officer of the Pharmaceutical Products Group for Bristol Myers Squibb Company, and prior to that served in a number of capacities at Hewlett-Packard Company for more than 24 years.

    Dr. Rollo was elected a director in 1991 and is currently the Senior Vice President of Medical Affairs and Executive Medical Director of Raytel Medical Corporation, a leading cardiology services company. From April 1995 to May 1996, Dr. Rollo served as Senior Vice President of Medical Affairs for HCIA, a healthcare information company that develops and markets clinical and financial decision support systems. From October 1992 to April 1995, he served as President and Chief Executive Officer of MetriCor, Inc., a corporation engaged in medical technology, quality assurance and health information management consulting services. From 1984 until October 1992, Dr. Rollo served as Senior Vice President-Medical Affairs for Humana Inc. Prior to that, he served as Vice President for Humana from 1980 until 1984. He has held various academic and administrative positions with Vanderbilt University Medical Center since 1977, currently serving as Adjunct Professor of Radiology.

    Mr. Shea was elected a director in 1987. He co-founded, and since 1968 has served as the Executive Vice President and a director of, J.F. Shea Co., Inc., a diversified construction, land development and venture investments company. He was elected a director of Hambrecht & Quist Group in November 1986 and also serves as a director of Ironstone Group, Inc., a real and personal property tax appeal company.

BOARD MEETINGS, COMMITTEES AND DIRECTORS' COMPENSATION

    The Board of Directors of the Company held a total of four regular meetings and seven special meetings during the fiscal year ended September 27, 1998. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he served. The Board of Directors presently has an Audit Committee, a Compensation Committee, a Stock Option Committee and a Governance Committee. The Audit Committee and the Stock Option Committee met once, and the Compensation Committee met three times in fiscal 1998.

    The Stock Option Committee presently consists of Messrs. Rollo and Shea. The Compensation Committee presently consists of Messrs. Czerwinski, King and Shea. The Governance Committee presently consists of Messrs. King, Lowe and Shea, and the Audit Committee presently consists of Messrs. Czerwinski, Rollo, Shea, and King.

    During fiscal 1998, each non-employee director received an option to purchase 3,333 shares of the Company's Common Stock under the Company's Directors' Stock Option Plan, subject to a specified vesting schedule. In addition, each non-employee director received an annual retainer of $10,000, payable in quarterly installments, and $2,500 for each Board meeting attended in person and $500 for each Board meeting attended by telephone. From October 1997 through January 1998, Mr. Lowe was employed by the Company and received $238,000 in compensation. Beginning in February 1998 Mr. Lowe entered into a consulting arrangement with the Company pursuant to which the Company paid Mr. Lowe $258,000.

                                 PROPOSAL NO. 2
                 APPROVAL OF THE 1999 LONG-TERM INCENTIVE PLAN

    On February 3, 1999 the Board of Directors adopted the 1999 Long-Term Incentive Plan (the "Plan") and reserved 920,000 shares of stock for issuance thereunder, subject to shareholder approval. On such date, the Board also approved the grant of 100,000 shares of restricted stock with a value of $22.00 per share to Mr. Eckert, subject to shareholder approval of the Plan. This grant vests in full on February 3, 2003. As of the date hereof, no other options or rights have been issued pursuant to the Plan.

    The Board proposes the Plan principally to attract and retain the best available personnel whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, to enable the Company to enlist and retain in its service the best available talent for the successful conduct of its business and to align the interest of such persons with the interests of the Company's shareholders. At the Annual Meeting, the shareholders are being asked to approve the Plan and the reservation of 920,000 shares thereunder.

SUMMARY OF THE 1999 LONG-TERM INCENTIVE PLAN

    GENERAL. Options, Stock Purchase Rights ("SPRs"), Stock Appreciation Rights ("SARs") and Long-Term Performance Awards may be granted under the Plan. Options granted under the Plan may be either "incentive stock options," as defined in
Section 422 of the Code, or nonstatutory stock options.

    ADMINISTRATION. The Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator").

    ELIGIBILITY; LIMITATIONS. Nonstatutory stock options and rights may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and rights may be granted, the time or times at which such options and rights shall be granted, and the number of shares subject to each such grant.

    Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and SARs granted to such persons, the Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and SARs to purchase more than 300,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or rights to purchase up to an additional 300,000 shares of Common Stock.

    TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted; provided, however, that the exercise price of an option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, further, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. For purposes of the Plan, the fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exercisable over three years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

    (c) TERM OF OPTION. The term of an option shall be specified in the option agreement; provided, however, that the term of an incentive stock option may be no more than ten (10) years from the date of grant; provided further that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) TERMINATION OF EMPLOYMENT. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), the Optionee may exercise his or her option within such period as is determined by the Administrator at the time of grant to the extent the option is exercisable at the time of optionee's termination. In the absence of a determination by the Administrator, the Option shall remain exercisable for three (3) months following the Optionee's termination. To the extent the option is exercisable at the time of such termination, or to the extent the optionee does not exercise his or her option, the shares subject thereto shall revert to the Plan.

    (e) DEATH OR DISABILITY. If an optionee's employment or consulting relationship terminates as a result of death or disability, the Optionee may exercise his or her option within such period as is determined by the Administrator at the time of grant as to all of the shares subject thereto, including shares as to which the option would not otherwise be exercisable. In the absence of a determination by the Administrator, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. To the extent that the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) does not exercise the option before the expiration of such period, the shares subject thereto shall revert to the Plan.

    (f) OPTIONS TO OUTSIDE DIRECTORS. Except as set forth below, options granted to outside directors shall be governed by the generally applicable terms of the Plan. Each outside director shall be automatically granted an option (a "First Option") for 20,000 shares on the date on which such person first becomes an outside director (whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy). Each outside director shall receive an additional grant (a "Subsequent Option") for 3,333 shares on March 15th of each year (or the next business day if a weekend or holiday), except that each fourth year, the outside director's Subsequent Option shall cover 20,000 shares. The term of each First Option and each Subsequent Option shall be five (5) years.

    (g) NONTRANSFERABILITY OF OPTIONS. Options granted under the Plan are generally not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (h) OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

    STOCK PURCHASE RIGHTS. The Company may sell shares to eligible service providers pursuant to SPRs. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the repurchase option shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that the vesting period shall not be less than four (4) years, unless the Administrator determines, in its sole discretion, to provide for vesting of no less than one
(1) year. No more than 25% of the shares available for issuance on the first day of any fiscal year may be issued pursuant to SPRs in such fiscal year.

    LONG-TERM PERFORMANCE AWARDS. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards may be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

    The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

    STOCK APPRECIATION RIGHTS. The Plan also permits the granting of SARs. SARs may be granted alone or in addition to other awards under the Plan. An SAR entitles the optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of the fair market value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over the fair market value of the Common Stock covered by the exercised portion of the SAR as of the date of grant. Notwithstanding the foregoing, the Administrator of the Plan may place limits on the aggregate amount that may be paid upon exercise of an SAR. An SAR shall be exercisable, in whole or in part, at such time as the Administrator shall specify in the optionee's SAR agreement.

    The Company's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or any combination thereof, as the Administrator may determine. Shares issued upon the exercise of an SAR shall be valued at their fair market value as of the date of exercise.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or right outstanding under the Plan, and the exercise price of any such outstanding option or right.

    In the event of a liquidation or dissolution, any unexercised options or rights will terminate. The Administrator may, in its discretion declare that any option or right shall terminate as of a date fixed by the Administrator and provide that the vesting and exercisability of each option and right shall accelerate in full.

    In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and rights or to substitute substantially equivalent options and rights, the vesting and exercisability of each option and right shall accelerate in full. Notwithstanding the foregoing, in the event of a "Change in Control" as defined in the Plan, all options and rights outstanding on the date such Change in Control is determined to have occurred that are not yet fully exercisable and vested on such date become fully exercisable and vested.

    AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend or terminate the Plan or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any option or right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate five years from the date of its adoption by the Board.

FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

    NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

    STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the date when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

    The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b)of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income that is recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

    STOCK APPRECIATION RIGHTS. No income shall be recognized by a recipient in connection with the grant of an SAR. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any Common Stock received upon the exercise. In the case of a recipient who is also an employee, any income recognized upon the exercise of an SAR will constitute wages for which withholding may be required. The Company will generally be entitled to a tax deduction in the same amount as the ordinary income recognized by the recipient. If the optionee receives Common Stock upon the exercise of an SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options."

    The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of rights, and the Company with respect to the grant and exercise of options and rights under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

VOTE REQUIRED

    At the Annual Meeting, the shareholders are being asked to approve the adoption of the 1999 Long-Term Incentive Plan. The affirmative vote of the holders of a majority of the shares represented and voting in person or by proxy at the Annual Meeting will be required to approve the adoption of the 1999 Long-Term Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 1999 LONG-TERM INCENTIVE PLAN.

                                 PROPOSAL NO. 3
              AMENDMENT OF COMPANY'S 1999 LONG-TERM INCENTIVE PLAN
                    TO INCREASE SHARES RESERVED FOR ISSUANCE
                               ON AN ANNUAL BASIS

    The shareholders are being requested to consider and approve an amendment to the 1999 Long-Term Incentive Plan (the "Plan"): (a) to provide an annual increase to the shares reserved for issuance on the first day of each of the Company's fiscal years during the term of the Plan beginning with the 2000 fiscal year in an amount equal to (i) 4.99% of the outstanding shares on such date, or (ii) a lesser amount determined by the Board; (b) to provide that (i) any Shares which have been reserved for issuance but not issued under the Company's 1992 Stock Option Plan (the "1992 Plan") as of May 6, 1999, and (ii) any Shares returned to the 1992 Plan for any reason (including an optionee's termination) shall be added to the shares available for issuance under the Plan; and (c) to provide that no more than 5,102,000 Shares may be issued pursuant to Incentive Stock Options during the term of the Plan.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares represented and voting in person or by proxy at the Annual Meeting will be required to approve the amendment to the 1999 Long-Term Incentive Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL NO. 4
APPROVAL OF AMENDMENT TO AMENDED AND RESTATED 1994 EMPLOYEE STOCK PURCHASE PLAN

    The Company has maintained an Employee Stock Purchase Plan for the benefit of its employees since 1980. The Amended and Restated 1994 Employee Stock Purchase Plan (the "Purchase Plan") was approved by the shareholders in March 1994. As of February 1, 1999, a total of 370,000 shares of Common Stock were reserved for issuance under the Purchase Plan but only 53,373 of these shares were available for future purchases. To enable the Company's employees to continue to benefit under the Purchase Plan, on February 3, 1999, the Board of Directors approved an amendment to the Plan to increase the number of authorized shares by 100,000. At the Annual Meeting, the shareholders are being requested to approve this increase.

    The following description of the Purchase Plan is necessarily brief and general. A copy of the Purchase Plan, as amended, is available upon request from the Company.

SUMMARY OF THE PURCHASE PLAN, AS AMENDED

    GENERAL. The Purchase Plan is intended to qualify under Sections 421 and 423 of the Code as an "employee stock purchase plan."

    ADMINISTRATION. The Purchase Plan is administered by the Board of Directors or a Committee of the Board.

    ELIGIBILITY. Only employees employed by the Company or its subsidiaries on the first day of an offering period may participate in the Purchase Plan. For this purpose, an "employee" is any person who is regularly employed at least twenty hours per week and at least five months per calendar year by the Company or any of its subsidiaries. No employee shall be granted an option under the Purchase Plan if: (i) immediately after the grant of the option, the employee (or any other person whose stock would be attributed to the employee pursuant to Section 424(d) of the Code) would own five percent (5%) or more of the total combined voting power or value of the stock of the Company or any of its subsidiaries; or

(ii) which permits such participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined with reference to the fair market value of the Common Stock on the first day of the offering period) in a calendar year. Subject to these eligibility criteria, the Purchase Plan permits eligible employees to purchase Common Stock through payroll deductions subject to certain limitations described below. See "Payment of Purchase Price; Payroll Deductions."

    OFFERING PERIOD. The Purchase Plan contains offering periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after June 1 and December 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided however that the first three
(3) offering periods commencing after August 31, 1998, shall be consecutive and overlapping periods of approximately nine (9), six (6) and three (3) months duration, commencing on the first trading day on or after September 1, 1998, December 1, 1998 and March 1, 1999, respectively. The Board has the power to change the duration of offering periods (including the commencement dates thereof) with respect to future offerings without shareholder approval. The first day of an offering period is referred to as the "Enrollment Date," and the last day of a purchase period is referred to as the "Exercise Date." The maximum number of shares a participant may purchase during a single offering period is 100 shares.

    PURCHASE PRICE. The purchase price per share at which shares will be sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value of a share of Common Stock on the Enrollment Date or (ii) 85% of the fair market value of a share of Common Stock on the relevant Exercise Date. The fair market value of the Common Stock on a given date is generally determined with reference to the closing sale price of the Common Stock for such date. The Purchase Price may be adjusted by the Board.

    PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS. The purchase price of the shares is accumulated by payroll deductions over the offering period. The Purchase Plan provides that the aggregate of such payroll deductions during the offering period shall not exceed 10% of the participant's compensation during said offering period. Compensation is defined as the participant's base straight time gross earnings and commissions but exclusive of payments for overtime, profit sharing payments, shift premium payments, incentive compensation, incentive payments and bonuses. During the offering period, a participant may discontinue his or her participation in the Purchase Plan, and may decrease or increase the rate of payroll deductions in an offering period within limits set by the Board of Directors.

    All payroll deductions made for a participant are credited to the participant's account under the Purchase Plan, are withheld in whole percentages only and are included with the general funds of the Company. Funds received by the Company pursuant to exercises under the Purchase Plan are also used for general corporate purposes. A participant may not make any additional payments into his or her account.

    WITHDRAWAL. A participant may terminate his or her participation in the Purchase Plan at any time by giving the Company a written notice of withdrawal. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant. Payroll deductions will not resume unless a new subscription agreement is delivered in connection with a subsequent offering period.

    TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, his or her designated beneficiaries or the executors or administrators of his or her estate. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any changes in the capitalization of the Company effected without receipt of consideration by the Company, such as a stock split, stock dividend, combination or reclassification of the Common Stock, resulting in an increase or decrease in the number of shares of Common Stock, proportionate adjustments will be made by the Board in the shares subject to purchase and in the price per share under the Purchase Plan. In the event of the proposed liquidation or dissolution of the Company, the offering periods then in progress shall be shortened by setting a New Exercise Date (the "New Exercise Date"), and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines to shorten the offering period then in progress by setting a New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. If the Board shortens the offering period in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall provide notice to each participant at least ten business days prior to the New Exercise Date that the Exercise Date has been changed to the New Exercise Date and that his or her option will be automatically exercised on the New Exercise Date unless prior to such date the participant has withdrawn from the offering period.

    AMENDMENT AND TERMINATION. The Board may at any time and for any reason amend or terminate the Purchase Plan, except that no such termination shall affect options previously granted and no amendment shall make any change in an option granted prior thereto which adversely affects the rights of any participant, provided that an offering period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the offering period or the Plan is in the best interests of the Company and its shareholders. In addition, if the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board has the ability, without shareholder approval or the consent of Plan participants, to alter the Purchase Price of any offering period including an offering period underway and shorten any offering period so that the offering period ends on a New Exercise Date. Shareholder approval for amendments to the Purchase Plan shall be obtained in such a manner and to such a degree as required to comply with Rule 16b-3 of the Exchange Act or with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation). The Plan will terminate in December, 2003, unless terminated earlier by the Board in accordance with the Purchase Plan.

SHARE PURCHASES

    None of the directors or executive officers of the Company other than Ian R. Farmer currently participates in the Purchase Plan. Mr. Farmer purchased an aggregate of 400 shares of Common Stock under the Purchase Plan in fiscal 1998. In fiscal 1998, employees of the Company purchased an aggregate of 76,827 shares of Common Stock under the Purchase Plan for an average purchase price of $16.22 per share and an aggregate purchase price of $1,246,000.

FEDERAL INCOME TAX CONSEQUENCES FOR THE PURCHASE PLAN

    No income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the Enrollment Date and one
(1) year from the applicable Exercise Date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the Enrollment Date. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

    The foregoing summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan does not purport to be complete, and does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares represented and voting in person or by proxy at the meeting is required for the approval of the amendment to the Purchase Plan. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                   ANNUAL COMPENSATION OF EXECUTIVE OFFICERS

    The Compensation Committee of the Board of Directors (the "Committee") determines the level of compensation for the Company's chief executive officer and its other executive officers. The Committee determines the base salary and bonus compensation, and also makes recommendations for the grants of stock options under the Company's stock option plans.

    The goals of the Company's compensation program are to structure incentive-based compensation that is closely tied to the Company's performance and long-term objectives, and to attract, retain and reward qualified executives who contribute to the Company's success.

    The primary components of the Company's compensation package are salary, bonuses and stock options.

    SALARY

    Base salaries of executive officers are determined based upon their level of responsibility, qualifications, level of experience, and individual performance. The Company uses outside consultants to review salary ranges for each executive officer against independent compensation analyses of salaries paid to executive officers in similar positions at comparable companies. Base salary levels are also designed to be competitive with the marketplace.

    BONUS COMPENSATION

    The Company's bonus plan provides for cash bonuses based on the accomplishment of individual performance goals, company-wide profit targets and strategic objectives. The objectives are designed to further the Company's financial and operating performance, implement its strategic business plan, develop new products and maintain and increase market share. The goals are set at the beginning of the fiscal year based on the Company's long-term and short-term objectives, and accomplishment of these goals is assessed quarterly and annually. Bonuses range from 0% to 100% of base salary. To be awarded the maximum bonus, the officer must accomplish most or all of the individual objectives and the Company must achieve its financial objectives for the fiscal year.

    STOCK OPTIONS

    The Committee uses stock option grants to supplement executive officers' base salary and bonus compensation. The stock option grants provide long-term incentives for the achievement of the Company's strategic objectives and financial and operating goals, and align the executives' interests with those of the Company's shareholders. The Committee also grants stock options in order to retain and attract high-quality employees in the competitive job market of the Silicon Valley. The stock incentive program utilizes a vesting schedule to encourage executive officers to maintain a long-term perspective. The sizes of stock option grants are based on the officers' level of responsibility, satisfaction of individual performance objectives, and the Company's performance.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER Mr. R. Andrew Eckert has been the Company's Chief Executive Officer since 1997. Mr. Eckert's overall compensation in fiscal 1998 was based on the Company's performance, Mr. Eckert's achievement of specified goals, and upon a compensation study of peer organizations conducted by an independent compensation consulting firm. Mr. Eckert's base salary for fiscal 1998 was $450,000. He was also eligible to receive a bonus of up to $300,000. A maximum of $120,000 of this bonus amount was payable quarterly based on the Company financial results, and a maximum of the remaining $180,000 was payable at year-end based on his achievement of operating and strategic goals, including management development and pursuit of growth opportunities in certain business segments. Based on his level of achievement of these goals, Mr. Eckert was awarded a $240,000 total bonus. Mr. Eckert also received stock options for a total of 170,000 shares of Common Stock of the Company and 107,931 shares of common stock of ADAC Healthcare Information Systems, Inc. during fiscal 1998, in accordance with the Committee's philosophy set forth above under "Stock Options."

    This report on executive compensation has been furnished by the following members of the Compensation Committee of the Company's Board of Directors:

                             Stanley D. Czerwinski
                                 Graham O. King
                              Edmund H. Shea, Jr.

    The foregoing Report on Executive Compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. As noted above, the members of the Company's Compensation Committee are Messrs. Czerwinski, King and Shea. Mr. Czerwinski served as an officer of the Company in various capacities from January 1991 to March 1996.

    EXECUTIVE COMPENSATION. The following table sets forth all compensation earned by or paid or awarded to Mr. Eckert, the Chief Executive Officer of the Company, and to the next four most highly compensated executive officers of the Company for all services rendered in all capacities for the periods shown.

                           SUMMARY COMPENSATION TABLE

                                                                                               LONG-TERM COMPENSATION
                                                                                     -------------------------------------------
                                                  ANNUAL COMPENSATION                               HCIS STOCK      LONG TERM
                                     ----------------------------------------------   ADAC STOCK      OPTION        INCENTIVE
NAME AND CURRENT POSITION            FISCAL YEAR   SALARY      BONUS     OTHER(1)    OPTION AWARDS   AWARDS(2)       PAYOUTS
-----------------------------------  -----------  ---------  ---------  -----------  -------------  -----------  ---------------
R. Andrew Eckert...................        1998   $ 450,000  $ 240,000          --       170,000       107,931             --
  Chief Executive Officer                  1997     325,000    155,000          --       100,000            --             --
                                           1996     200,000    225,000          --        90,000            --             --
Gerhard F. Burbach(3)..............        1998   $ 154,000  $ 138,000          --        75,000            --             --
  President, ADAC Medical Systems
Earl H. Devanny(3).................        1998   $ 206,000  $ 216,000          --        60,000       300,000             --
  President, ADAC Healthcare
    Information Systems, Inc.
Ian R. Farmer(3)...................        1998   $ 175,000  $ 109,000          --        55,000            --             --
  Senior Vice President, Business
    Development
P. Andre Simone....................        1998   $ 220,000  $  81,000          --        45,000            --             --
  Vice President, Chief                    1997     168,000     84,000          --        20,000            --             --
  Financial Officer and Treasurer          1996     122,000     67,000      20,000            --

                                          ALL OTHER
NAME AND CURRENT POSITION               COMPENSATION
-----------------------------------  -------------------
R. Andrew Eckert...................              --
  Chief Executive Officer                        --
                                                 --
Gerhard F. Burbach(3)..............              --
  President, ADAC Medical Systems
Earl H. Devanny(3).................              --
  President, ADAC Healthcare
    Information Systems, Inc.
Ian R. Farmer(3)...................              --
  Senior Vice President, Business
    Development
P. Andre Simone....................              --
  Vice President, Chief                          --
  Financial Officer and Treasurer

------------------------

(1) Not included in the compensation table are certain perquisites and other benefits which do not, in the aggregate, exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for each named executive officer.

(2) Represents options granted by the Company's subsidiary, ADAC Healthcare Information Systems, Inc. ("HCIS"), under the 1997 HCIS Stock Option Plan.

(3) Messrs. Burbach, Devanny and Farmer became executive officers of the Company in fiscal 1998.

    EXECUTIVE OFFICERS OF THE COMPANY. A description of Mr. Eckert's position with the Company and related information is set forth above under "(1) ELECTION OF DIRECTORS--Nominees". Descriptions of the Company's other current executive officers are set forth below.

    Mr. Bruce M. Blanco, age 49, has served as Vice President and Corporate Controller of the Company since April 1998. From April 1997, when he joined the Company, until April 1998, he served as Corporate Controller. Prior to that, Mr. Blanco served as Corporate Controller of Triad Systems, Inc., and President and General Manager of Triad Financial, Inc., a wholly owned subsidiary of Triad Systems, Inc.

    Mr. Gerhard F. Burbach, age 37, currently serves as President of the Medical Systems division of the Company. From September 1996, when he joined the Company, until September 1998, Mr. Burbach served as Senior Vice President and General Manager of the Radiation Therapy Products division of the Company. Prior to joining the Company, from 1990 to 1996, Mr. Burbach was a Senior Engagement Manager for McKinsey & Company, a management consulting firm.

    Mr. Earl H. Devanny III, age 47, was elected President of ADAC Healthcare Information Systems, Inc. ("HCIS"), the Company's healthcare information system subsidiary, in July 1998. From January 1997, when he joined HCIS, until that date, he served as Chief Operating Officer of HCIS. From April 1994 until January 1997, Mr. Devanny served as Vice President and Area General Manager of Cerner Corporation, a healthcare information systems company. Prior to that, from 1990 to 1994, Mr. Devanny served as the Business Unit Executive, Health Section, Mid-Atlantic Area, of IBM Corporation.

    Mr. Ian R. Farmer, age 49, currently serves as Senior Vice President of Business Development for the Company. From 1995 to 1997, he served as Senior Vice President and General Manager of Nuclear Medicine. From 1993, when he joined the Company, until 1995, he served as Vice President of Marketing.

    Ms. Karen L. Masterson, age 38, has served as the Company's Vice President, General Counsel and Corporate Secretary since she joined the Company in October 1996. From January 1995 to October 1996, Ms. Masterson served as the Director of Intercontinental Legal Affairs for Sybase, Inc., a relational database software company. From January 1993 to December 1994, she was a partner, and prior to that, an associate, in the law firm of Morrison & Foerster in San Francisco, California.

    Mr. P. Andre Simone, age 41, has served as the Company's Chief Financial Officer since June 1996 and Treasurer since May 1994, when he joined the Company. From October 1995 to June 1996, Mr. Simone served as Vice President, Finance of the Company. Prior to joining the Company, Mr. Simone served as the Assistant Treasurer for The Ask Group, Inc., a database and manufacturing accounting software firm, from February 1993 to March 1994. Prior to that time, he held positions with Emcor Treasury Consultants, Hewlett Packard and Bain & Company.

    The term of office of each of the above-named executive officers is at the pleasure of the Board of Directors. To the knowledge of the Company, there are no arrangements or understandings between these officers and any other person pursuant to which any of these officers was elected as an officer.

                      STOCK OPTIONS GRANTED IN FISCAL 1998

    The following table sets forth certain information concerning stock option grants made to certain executive officers during fiscal 1998. No other option grants were made to the named executive officers during fiscal 1998.

                                                     INDIVIDUAL GRANTS(1)
                                    ------------------------------------------------------  POTENTIAL REALIZABLE VALUE
                                      NUMBER                                                AT ASSUMED ANNUAL RATES OF
                                    SECURITIES     % OF TOTAL                                STOCK PRICE APPRECIATION
                                    UNDERLYING   OPTIONS GRANTED   PER SHARE                    FOR OPTION TERM(2)
                                    OF OPTIONS   TO EMPLOYEES IN   EXERCISE    EXPIRATION   --------------------------
NAME                                  GRANTED         1998         PRICE($)       DATE           5%           10%
----------------------------------  -----------  ---------------  -----------  -----------  ------------  ------------
R. Andrew Eckert..................      80,000            6.7      $   16.00     12-18-08   $    804,985  $  2,039,990
                                        90,000            7.5          19.50     06-02-08      1,103,710     2,797,018
                                       107,931(3)         10.4(4)       4.29     11-07-07        291,193       737,941
Gerhard F. Burbach................      25,000            2.1      $   16.00     12-18-08   $    251,558  $    637,497
                                        50,000            4.2          19.50     06-02-08        613,172     1,553,899
Earl H. Devanny...................      60,000            5.0      $   19.50     06-02-08   $    735,807  $  1,864,679
                                       300,000(3)         28.8(4)       4.29     11-07-07        809,387     2,051,147
Ian R. Farmer.....................      15,000            1.2      $   16.00     12-18-08   $    150,935  $    382,498
                                        40,000            3.3          19.50     06-02-08        490,538     1,243,119
P. Andre Simone...................      15,000            1.2      $   16.00     12-18-08   $    150,935  $    382,498
                                        30,000            2.5          19.50     06-02-08        367,903       932,339

------------------------

(1) All option grants, except those described in footnote (3) below, were made by the Company under the Company's 1992 Stock Option Plan.

(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices or appreciation of the Company's Common Stock or the actual future value of these options.

(3) Represents grants by the Company's subsidiary, HCIS, under the 1997 HCIS Stock Option Plan.

(4) Represents percentage of total options granted under the 1997 HCIS Stock Option Plan.

    The foregoing stock options vest in increments of 25%, 25% and 50% over three years from the date of grant. At the time of grant, options may be designated as incentive stock options. Options not designated incentive stock options are granted as "non-qualified options." Options generally remain outstanding for five years or ten years from the date of grant, provided the recipient remains employed throughout that period. The post-termination exercise period is generally three months.

            AGGREGATED STOCK OPTION EXERCISES DURING FISCAL 1998 AND
                          YEAR-END STOCK OPTION VALUES

    The following table sets forth certain information concerning the exercise of stock options by the Company's executive officers during fiscal 1998, the "value realized", and the number and value of unexpired stock options at September 27, 1998 which such executive officers can exercise or in the future could exercise.

                                                                                      TOTAL VALUE OF UNEXERCISED
                                                            NUMBER OF UNEXERCISED     IN-THE-MONEY STOCK OPTIONS
                                                            STOCK OPTIONS HELD AT        HELD AT SEPTEMBER 27,
                                                              SEPTEMBER 27, 1998                1998(2)
                           SHARES ACQUIRED     VALUE      --------------------------  ---------------------------
NAME                         ON EXERCISE    REALIZED(1)   EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------------  ---------------  ------------  -----------  -------------  ------------  -------------
R. Andrew Eckert.........       110,935     $  1,511,600     104,815        290,000   $  1,092,900   $ 2,300,600

Gerhard F. Burbach.......            --               --       5,000        110,000         45,000       747,500

Earl H. Devanny..........            --               --      12,500         97,500        112,500       667,500

Ian R. Farmer............        30,500          509,300      46,250         93,750        617,800       705,300

P. Andre Simone..........            --               --      38,750         70,000        548,100       526,200

------------------------

(1) The "value realized" is calculated by determining the difference between the fair market value of ADAC Common Stock on the date of exercise of the options and the exercise price of such options.

(2) The value of unexercised stock options is calculated by determining the difference between the closing price of ADAC Common Stock on Friday, September 25, 1998, the last trading day of fiscal 1998, as reported on the Nasdaq Stock Market, of $25.00, and the exercise price of such options.

    CHANGE-IN-CONTROL AGREEMENTS. The Company has entered into Executive Severance Agreements with Messrs. Eckert, Burbach, Devanny, Farmer and Simone. These Agreements provide for a severance payment and acceleration of the exercisability of the executives' stock options upon a "change in control" of the Company. A "change in control" is deemed to occur if (a) any "person" or "group" (as defined in or pursuant to Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the voting power of the common stock outstanding which votes generally for the election of directors; (b) as a result of market or corporate transactions or shareholder action, the individuals who constitute the Board of Directors of the Company at the beginning of any period of 12 consecutive months (but commencing not earlier than July 1, 1995), plus any new directors whose election or nomination was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of such period of 12 consecutive months, cease for any reason during such period of 12 consecutive months to constitute at least two-thirds of the members of such Board; or (c) the Company sells, through merger, assignment or otherwise, in one or more transactions other than in the ordinary course of business, assets which provided at least 2/3 of the revenues or pre-tax net income of the Company and its subsidiaries on a consolidated basis during the most recently-completed fiscal year.

    Notwithstanding the foregoing, the following events do not constitute a change in control: any acquisition of beneficial ownership pursuant to (a) a reclassification, however effected, of the Company's authorized common stock,
(b) a corporate reorganization involving the Company or any of its subsidiaries which does not result in a material change in the ultimate ownership by the shareholders of the Company (through their ownership of the Company or its successor resulting from the reorganization) of the assets of the Company and its subsidiaries, but only if such reclassification or reorganization has been approved by the Company's Board of Directors or (c) a spin-off by the Company of all or any portion of the ownership of any subsidiary whereby the Company's shareholders become shareholders of the subsidiary.

    If a change in control of the Company occurs, each executive will be entitled to a severance payment equal to 2.99 times the average annual compensation received by each such executive, including base salary, bonuses and other incentive compensation and stock option gains during the sixty-month period ending immediately preceding the calendar year in which the change in control occurs. Such severance payment will not be immediately paid if not later than ten days prior to the change in control, the executive is offered employment by the Company or its successor corporation on similar terms to those then applicable to the executive as an officer of the Company and, in such event, the severance payment would be paid to the executive twelve months following the change in control, but only if (i) the executive accepts such comparable employment with the Company and (ii) the executive is not, during such twelve-month period, terminated for cause. Such a change in control of the Company will also cause all stock options held by the executive to become immediately exercisable. In the event that the executive (i) purchases the shares subject to the accelerated stock options, (ii) sells the shares so purchased and (iii) is offered comparable employment by the Company or its successor, the executive must deposit in escrow with the Company an amount equal to 50% of the difference between his sales proceeds received from the sold shares and his option exercise price. These escrowed funds will be released to the executive from the escrow account if the executive has accepted the comparable employment offer and is not terminated for cause for twelve months after the change in control. If the executive does not accept such comparable employment from the Company or its successor or is terminated for cause during such twelve-month period, then the escrowed funds are released to the Company. In addition, Mr. Devanny's Executive Severance Agreement provides that if there is a change in control of HCIS or if HCIS is spun off by the Company to its shareholders and, as a result, Mr. Devanny is no longer employed by the Company or one of its subsidiaries, then, for twelve months thereafter, the Company will retain Mr. Devanny as a part-time employee or consultant at a salary of $1,000 per month without fringe benefits, and all of his Company stock options will continue to vest during such period.

                               PERFORMANCE GRAPH

    The following graph sets forth the Company's total cumulative shareholder return as compared to the NASDAQ Stock Market (U.S.) Index and the Standard and Poor's Health Care (Medical Products and Supplies) Index for the period September 28, 1993 through September 27, 1998. Total shareholder return assumes $100 invested at the beginning of the period in the Company's Common Stock, the stocks represented in the NASDAQ Stock Market (U.S.) Index and the stocks represented in the Standard and Poor's Health Care (Medical Products and Supplies) Index, in each case on a "total return" basis assuming reinvestment of dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                  S & P HEALTH CARE
DOLLARS            ADAC LABORATORIES        NASDAQ STOCK MARKET (U.S.)          (MEDICAL PRODUCTS & SUPPLIES)
9/1993                           100                               100                                    100
9/1994                            72                               103                                    121
9/1995                           108                               138                                    203
9/1996                           187                               165                                    249
9/1997                           173                               227                                    307
9/1998                           223                               231                                    371

                                                                                  CUMULATIVE TOTAL RETURN AS OF SEPTEMBER
                                                                           -----------------------------------------------------
                                                                             1993       1994       1995       1996       1997
                                                                           ---------     ---        ---        ---        ---
ADAC Laboratories........................................................  $     100         72        108        187        173
Nasdaq Stock Market (U.S.)...............................................        100        103        138        165        227
S & P Health Care (Medical Products & Supplies)..........................        100        121        203        249        307


                                                                             1998
                                                                              ---
ADAC Laboratories........................................................        223
Nasdaq Stock Market (U.S.)...............................................        231
S & P Health Care (Medical Products & Supplies)..........................        371

                              CERTAIN TRANSACTIONS

    In connection with the merger of Community Health Computing Corp. ("CHC"), the immediate parent of HCIS, with and into HCIS as part of the overall recapitalization of HCIS, in May 1997 CHC repurchased all outstanding options to purchase CHC common stock from the holders thereof for a purchase price equal to the fair market value of the CHC common stock underlying the options, as determined by an independent appraiser, less the aggregate exercise price for such options. In these transactions, CHC repurchased 96,000 shares of CHC common stock from Mr. Lowe for a purchase price of $73,920 and 72,000 shares of CHC common stock from Mr. Eckert for a purchase price of $55,440.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP has examined the financial statements of the Company for the fiscal year ended September 27, 1998, and has been selected to perform such service for the current fiscal year. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. The Company has been advised that neither that firm, nor any of its partners or associates, has any direct or indirect financial interest in or any connection with the Company other than as accountants and auditors.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    The Securities and Exchange Commission's rules under Section 16 of the Securities Exchange Act of 1934, as amended, require the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports showing their initial stock ownership and subsequent changes in such ownership with the SEC by specific dates.

    Based solely on its review of the copies of such forms received by it or written representations from the Company's appropriate officers and directors, the Company believes that, during the 1998 fiscal year, all filing requirements applicable to its officers and directors were complied with, except that Mr. Ian Farmer failed to timely file a Form 5 for fiscal 1998.

SHAREHOLDER PROPOSALS

    Individual shareholders of the Company may be entitled to submit proposals which they believe should be voted upon by the shareholders. The Securities and Exchange Commission has adopted regulations which govern the inclusion of such proposals in annual proxy materials. All such proposals must be submitted to the Secretary of the Company no later than December 17, 1999 in order to be considered for inclusion in the Company's proxy materials related to the 2000 Annual Meeting of Shareholders.

OTHER BUSINESS

    Management does not know of any business to be presented other than the matters set forth above, but if other matters properly come before the meeting, it is the intention of the persons named in the Proxy to vote in accordance with their best judgment on such matters.

AVAILABILITY OF FORM 10-K

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 27, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY SHAREHOLDER DESIRING A COPY. Shareholders may write to ADAC Laboratories, 540 Alder Drive, Milpitas, California 95035, attention: Investor Relations.

                                          By Order of the Board of Directors,

                                          [SIGNATURE]

                                          David L. Lowe,
                                          CHAIRMAN OF THE BOARD

Dated: April 5, 1999

PROXY                           ADAC LABORATORIES
                     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of ADAC Laboratories, a California corporation, acting under the California General Corporation Law, hereby constitutes and appoints David L. Lowe and Karen L. Masterson, and each of them, the attorneys and proxies of the undersigned, each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Shareholders of said corporation to be held on Thursday, May 6, 1999, at 1:00 p.m., local time, at the offices of the Company, located at 540 Alder Drive, Milpitas, California 95035, and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of stock of said corporation which the undersigned would be entitled to vote, as follows:

Said attorneys and proxies, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at such meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. Said proxies, without hereby limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to all matters incident to the conduct of the meeting; all matters presented at the meeting but which are not known to the Board of Directors at the time of the solicitation of this proxy; and, with respect to the election of any person as a Director, if a bona fide nominee for the office is named in the Proxy Statement and such nominee is unable to serve or will not serve, to vote for any other person.

-------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

                                                            Please mark
                                                            your votes as
                                                            indicated in
                                                            this example   /X/

                           FOR ALL NOMINEES LISTED   WITHHOLD AUTHORITY TO VOTE
                          (except as listed below)    FOR ALL NOMINEES LISTED

(1) ELECTION OF DIRECTORS:          / /                        / /

(mark one: the Board of Directors recommends a "FOR" vote for the election of the following nominees to the Board of Directors: Stanley D. Czerwinski, R. Andrew Eckert, Graham O. King, David L. Lowe, Dennis R. Raney, F. David Rollo and Edmund H. Shea, Jr.).

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NAME(S) OF SUCH NOMINEE(S) BELOW.)

-------------------------------------------------------------------------------




(2) Approval of the Company's 1999 Long-Term Incentive      FOR AGAINST ABSTAIN
    Plan: (mark one; the Board recommends a "FOR" vote).     / /  / /    / /



(3) Approval of an Amendment to the Company's 1999          FOR AGAINST ABSTAIN
Long-Term Incentive Plan to increase the shares reserved     / /  / /    / /
for issuance thereunder on an annual basis:  (mark one;
the Board recommends a "FOR" vote).



(4) Approval of an Amendment to the Amended and Restated     / /  / /    / /
1994 Employee Stock Purchase Plan to reserve for issuance thereunder an additional 100,000 shares: (mark one; the Board recommends a "FOR" vote). FOR against abstain

Date:                                                                    , 1999
     --------------------------------------------------------------------

Each of the above-named proxies present at said meeting, either in person or by substitute, shall have and exercise all the powers of said proxies hereunder. This proxy will be voted in accordance with the choices specified by the undersigned above. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON, THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS NAMED ABOVE AND AS A GRANT OF AUTHORITY TO VOTE FOR THE OTHER PROPOSALS STATED ABOVE AND ON ANY OTHER MATTERS TO BE VOTED UPON.

IMPORTANT: In signing this proxy, please sign your name or names on the signature lines in the same manner as it appears on your stock certificate. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT SHOULD SIGN.


The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement relating to the meeting.


Signature                                 Signature
          -------------------------------           ---------------------------

PLEASE SIGN, DATE AND RETURN PROXY PROMPTLY IN THE POSTAGE PREPAID ENVELOPE PROVIDED.

-------------------------------------------------------------------------------

                             FOLD AND DETACH HERE

                                 ADAC LABORATORIES

                           1999 LONG-TERM INCENTIVE PLAN

     1. PURPOSES OF THE PLAN. The purpose of the ADAC Laboratories 1999 Long-Term Incentive Plan is to enable ADAC Laboratories to provide an incentive to eligible Service Providers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its service the best available talent for the successful conduct of its business and align the interests of such persons with the interests of the Company's shareholders. It is intended that these purposes will be effected through the granting of (a) Options, (b) Stock Purchase Rights, (c) SARs, and (d) Long-Term Performance Awards.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

          (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (c)       "BOARD" means the Board of Directors of the Company.

          (d) "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 5 of the Plan.

          (f)       "COMMON STOCK" means the Common Stock of the Company.

          (g) "COMPANY" means ADAC Laboratories, a California corporation.

          (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i)       "DIRECTOR" means a member of the Board.

          (j) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

          (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of
(i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

                  (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o)       "INSIDE DIRECTOR" means a Director who is an Employee.

          (p)       "LONG-TERM PERFORMANCE AWARD" means an award under
Section 10 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as determined by the Administrator and as are set out in the recipient's individual grant.

          (q) "LONG-TERM PERFORMANCE AWARD AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-Term Performance Award. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

          (r) "NONSTATUTORY STOCK OPTION" means any Option that is not an Incentive Stock Option.

          (s) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award. The Notice of Grant is part of the Option Agreement, the SAR Agreement or the Long-Term Performance Award Agreement.

          (t) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (u) "OPTION" means a stock option granted pursuant to the Plan.

          (v) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option. The Option Agreement is subject to the terms and conditions of the Plan.

          (w) "OPTIONED STOCK" means the Common Stock subject to an Option or Right.

          (x) "OPTIONEE" means the holder of an outstanding Option or Right.

          (y) "OUTSIDE DIRECTOR" means a Director who is not an Employee.

          (z) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (aa)      "PLAN" means this 1999 Long-Term Incentive Plan.

          (bb) "RESTRICTED STOCK" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a Stock Purchase Right under Section 9 below.

          (cc) "RESTRICTED STOCK PURCHASE AGREEMENT" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (dd) "RIGHT" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

          (ee) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

          (ff) "SAR" means a stock appreciation right granted pursuant to Section 7 of the Plan.

          (gg) "SAR AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR. The SAR Agreement is subject to the terms and conditions of the Plan.

          (hh)      "SERVICE PROVIDER" means an Employee, Director or
Consultant.

          (ii) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (jj) "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to Section 8 of the Plan.

          (kk) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. ELIGIBILITY. Nonstatutory Stock Options and Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, a Service Provider who has been granted an Option or Right may be granted additional Options or Rights.

     4. [STOCK SUBJECT TO THE PLAN. SUBJECT TO THE PROVISIONS OF SECTION 12 OF THE PLAN, THE MAXIMUM AGGREGATE NUMBER OF SHARES WHICH MAY BE ISSUED UNDER THE PLAN IS 920,000 SHARES, PLUS (a) AN ANNUAL INCREASE TO BE ADDED ON THE FIRST DAY OF EACH FISCAL YEAR OF THE COMPANY FOLLOWING ADOPTION OF THE PLAN EQUAL TO (i) 4.99% OF THE THEN OUTSTANDING SHARES ON SUCH DATE OR (ii) A LESSER AMOUNT DETERMINED BY THE BOARD, (b) ANY SHARES WHICH HAVE BEEN RESERVED FOR ISSUANCE BUT NOT ISSUED UNDER THE COMPANY'S 1992 STOCK OPTION PLAN (THE "1992 PLAN") AS OF THE DATE OF ADOPTION OF THIS PLAN, AND (c) ANY SHARES RETURNED TO THE 1992 PLAN FOR ANY REASON (INCLUDING TERMINATION, DEATH OR DISABILITY) FOLLOWING THE DATE OF ADOPTION OF THIS PLAN; PROVIDED, HOWEVER THAT DURING THE TERM OF THIS PLAN NO MORE THAN 5,102,000 SHARES MAY BE ISSUED PURSUANT TO INCENTIVE STOCK OPTIONS. THE SHARES MAY BE AUTHORIZED, BUT UNISSUED, OR REACQUIRED COMMON STOCK.

          IF AN OPTION OR RIGHT EXPIRES OR BECOMES UNEXERCISABLE WITHOUT HAVING BEEN EXERCISED IN FULL, THE UNPURCHASED SHARES WHICH WERE SUBJECT THERETO SHALL BECOME AVAILABLE FOR FUTURE GRANT OR SALE UNDER THE PLAN (UNLESS THE PLAN HAS TERMINATED).]

     4. [STOCK SUBJECT TO THE PLAN. SUBJECT TO THE PROVISIONS OF SECTION 11, THE MAXIMUM AGGREGATE NUMBER OF SHARES WHICH MAY BE ISSUED UNDER THE PLAN IS 920,000 SHARES. THE SHARES MAY BE AUTHORIZED, BUT UNISSUED, OR REACQUIRED COMMON STOCK.

          IF AN OPTION OR RIGHT EXPIRES OR BECOMES UNEXERCISABLE WITHOUT HAVING BEEN EXERCISED IN FULL, THE UNPURCHASED SHARES WHICH WERE SUBJECT THERETO SHALL BECOME AVAILABLE

FOR FUTURE GRANT OR SALE UNDER THE PLAN (UNLESS THE PLAN HAS TERMINATED); PROVIDED, HOWEVER, THAT SHARES THAT HAVE ACTUALLY BEEN ISSUED UNDER THE PLAN, WHETHER UPON EXERCISE OF AN OPTION OR RIGHT, SHALL NOT BE RETURNED TO THE PLAN AND SHALL NOT BECOME AVAILABLE FOR FUTURE DISTRIBUTION UNDER THE PLAN, EXCEPT THAT IF SHARES OF RESTRICTED STOCK ARE REPURCHASE BY THE COMPANY AT THEIR ORIGINAL PURCHASE PRICE, SUCH SHARES SHALL BECOME AVAILABLE FOR FUTURE GRANT UNDER THE PLAN.]

     5.   ADMINISTRATION OF THE PLAN.

          (a)       PROCEDURE.

                  (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                  (ii) SECTION 162(M). To the extent that the Administrator determines it to be desirable to qualify Options of SARs granted hereunder as "performance-based compensation" within the meaning of
Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                  (iii) RULE 16B-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which Committee shall be constituted to satisfy Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i)    to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Options and Rights may be granted hereunder;

                  (iii) to determine the number of shares of Common Stock to be covered by each Option or Right;

                  (iv)   to approve forms of agreement for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of Options and Rights. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vi)   to construe and interpret the terms of the Plan;

                  (vii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  (viii) to modify or amend each Option or Right (subject to Section 13 of the Plan);

                  (ix) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                  (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                  (xi) to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and

                  (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

     6. DURATION OF THE PLAN. The Plan shall remain in effect until terminated by the Board under the terms of the Plan; provided that in no event shall the Plan terminate later than the date five (5) years from the date the Plan was adopted by the Board.

     7.   OPTIONS AND SARS.

          (a) OPTIONS. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Option as Incentive Stock Option or as Nonstatutory Stock Option, and shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Option agreements shall contain the following terms and conditions:

                  (i) OPTION EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be determined by the Administrator; provided, however, that in no event shall it be less than 100% of the Fair Market Value per Share on the date of grant, although it may be in excess of such amount.

                  (ii) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, and shall determine any conditions that must be satisfied before the Option may be exercised.

                  (iii) FORM OF PAYMENT. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                    (A)  cash;

                    (B)  check;

                    (C)  promissory note;

                    (D) other Shares which (1) in the case of Shares acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                    (E) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                    (F) a reduction in the amount of any Company liability to the Optionee;

                    (G)  any combination of the foregoing methods of payment;
or

                    (H) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

                  (iv) SPECIAL INCENTIVE STOCK OPTION PROVISIONS. In addition to the foregoing, Incentive Stock Options shall be subject to the following terms and conditions:

                    (A) DOLLAR LIMITATION. To the extent that the aggregate Fair Market Value of (a) the Shares with respect to Options designated as Incentive Stock Options, plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and any Parent and Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                    (B) EXERCISE PRICE. In the case of any Optionee who is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (a "10% Owner"), then the per Share exercise price of an Incentive Stock Option shall be not less than 110% of the Fair Market Value on the date of grant. In the case of any other Optionee, the per Share exercise price shall be no less than 100% of Fair Market Value on the date of grant.

                    (C) TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement; provided, however, that in the case of an Incentive Stock Option granted to an Optionee who is a 10% Owner, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

                  (v) OTHER PROVISIONS. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                  (vi) BUYOUT PROVISIONS. The Administrator may at any time offer to buyout for a payment in cash, promissory notes or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          (b) PROCEDURE FOR GRANTS TO OUTSIDE DIRECTORS. Outside Directors shall be granted Options in accordance with the following provisions:

                  (i) Each Outside Director shall be automatically granted an Option to purchase 20,000 Option Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                  (ii) Each Outside Director shall be automatically granted a subsequent Option (a "Subsequent Option") to purchase 3,333 Shares on March 15th of each year after such person first becomes an Outside Director (or the next business day if March 15 is on a weekend or holiday); provided he or she is then an Outside Director, and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months; provided, further, that on March 15 following the fourth anniversary of the date on which such person first becomes an Outside Director, he or she shall receive a Subsequent Option of 20,000 shares (in lieu of the 3,333 share Subsequent Option) ( a "Fourth Year Subsequent Option").

                  (iii) The terms of all Outside Director Options granted hereunder shall be as follows:

                    (A)  the term of the each Option shall be five (5) years.

                    (B) each Option shall be exercisable only while the Outside Director remains a Service Provider, and may be exercised only in installments as follows:

                         (1)  FIRST OPTIONS.  Each First Option shall vest
and become exercisable as to 25% of the Shares subject thereto on the first anniversary of the date of grant, and as to an additional 25% of the shares subject thereto on each of the next three (3) anniversaries of its date of grant, provided the Outside Director remains a Director on such dates.

                         (2)   SUBSEQUENT OPTIONS.  Each Subsequent Option
shall vest and become fully exercisable upon the first anniversary of the date of grant provided the Outside Director remains a Director on such date and provided further, however, that each Fourth Year Subsequent Option shall vest and become exercisable pursuant to Section 7(b)(iii)(B)(1) as if it were a First Option.

                         (3)  the exercise price per Share shall be 100% of
the Fair Market Value per Share on the date of grant.

                    (C) Except as otherwise set forth in this Section 7(b), Options granted pursuant to this Section 7(b) shall be governed by the terms of the Plan applicable to Options generally.

          (c) SARS. At the sole discretion of the Administrator, SARs may be granted either alone, in addition to or in tandem with other Options and Rights. The following provisions apply to SARs:

                  (i) The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the exercised portion of the SAR, as of the date on which the SAR was granted; PROVIDED, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                  (ii) SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                  (iii) The Company's obligation arising upon the exercise of an SAR may be paid in Shares or cash, or in any combination of Shares and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

          (d)       LIMITATIONS.

                  (i) Neither the Plan nor any Option or Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

                  (ii) The following limitations shall apply to grants of Options and SARs:

                         (A)  No Service Provider shall be granted, in any
fiscal year of the Company, Options or SARs to purchase more than 300,000
Shares.

                         (B)  In connection with his or her initial service,
a Service Provider may be granted Options or SARs to purchase up to an additional 300,000 Shares that shall not count against the limit set forth in subsection (i) above.

                         (C)  The foregoing limitations shall be adjusted
proportionately in connection with any change in the Company's capitalization as described in Section 11.

                         (D)   If an Option or SAR is canceled in the same
fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option or SAR will be counted against the limits set forth in subsections (1) and (2) above.
For this purpose, if the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option or SAR.

          (e)       METHOD OF EXERCISE.

                  (i) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. An Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan. An Option or SAR may not be exercised for a fraction of a Share.

               An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and (in the case of an Option) full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under Section 7(a)(iii). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option or SAR. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

               Exercise of an Option or SAR in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for issuance under the Option or SAR, by the number of Shares as to which the Option is exercised.

                  (ii) TERMINATION OF EMPLOYMENT/SERVICE PROVIDER. In the event that an Optionee ceases to be a Service Provider (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR within such period of time as is determined by the Administrator at the time of grant, but only to the extent that the Optionee was entitled to exercise the Option or SAR at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). In the absence of a determination by the Administrator, the Option or SAR shall remain exercisable for three (3) months following the Optionee's termination. To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                  (iii) DISABILITY OF OPTIONEE. In the event an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR within such period of time as is determined by the Administrator at the time of grant (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement) as to all of the Shares subject thereto, including Shares as to which the Option is not otherwise exercisable at the date of Optionee's termination. In the absence of a determination by the Administrator, the Option or SAR shall remain exercisable for twelve (12) months following the Optionee's termination. To the extent that the Optionee does not exercise such Option or SAR within the time specified herein, the Option or SAR shall terminate.

                  (iv) DEATH OF OPTIONEE. In the event of an Optionee's death, the Optionee's estate or the person(s) who acquired the right to exercise the Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR within such period of time as is determined by the Administrator at the time of grant (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement) as to all of the Shares subject thereto, including Shares as to which the Option is not otherwise exercisable at the date of Optionee's termination. In the absence of a determination by the Administrator, the Option or SAR shall remain exercisable for twelve (12) months following the Optionee's termination. To the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR within the time specified herein, the Option or SAR shall terminate.

     8.   STOCK PURCHASE RIGHTS.

          (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, provided, however, that no more than 25% of the shares available for issuance under this Plan on the first day of each fiscal year during its term shall be issued pursuant to Restricted Stock Purchase Rights (or Long Term Performance Awards) during that fiscal year. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine (generally ratable over four (4) years, but in no event shall it lapse over a period of less than one (1) year).

          (c) OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

     9.   LONG-TERM PERFORMANCE AWARDS.

          (a) GENERAL. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards may be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

          (b) ADJUSTMENT OF AWARDS. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

     10. NON-TRANSFERABILITY OF OPTIONS AND RIGHTS. Unless determined otherwise by the Administrator, Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Right transferable, such Option or Right may contain such additional terms and conditions as the Administrator deems appropriate.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, ASSET SALE OR CHANGE OF CONTROL.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

          (c) MERGER OR ASSET SALE. Subject to the provisions of paragraph (d) hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent

Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or Right, or to substitute an equivalent option or right, the Optionee shall fully vest in and have the right to exercise the Option or Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.
 If an Option or Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) CHANGE IN CONTROL. In the event of a "Change in Control" of the Company, as defined in paragraph (e) below, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet fully exercisable and vested on such date shall become fully exercisable and vested.

          (e)       DEFINITION OF "CHANGE IN CONTROL".  For purposes of this
Section 11, a "Change in Control" means the happening of any of the following:

               (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

               (ii) A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets; or

              (iii) A change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transaction described in subsections (i) or (ii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

     12. DATE OF GRANT. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator.

     13.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Administrator may at any time amend, alter, suspend or terminate the Plan.

          (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by Applicable Laws.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee under any previously granted Option or Right, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options or Rights granted under the Plan prior to the date of such termination.

     14.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     15. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                                  ADAC LABORATORIES

                                AMENDED AND RESTATED

                          1994 EMPLOYEE STOCK PURCHASE PLAN


     The following constitute the provisions of the 1994 Employee Stock Purchase Plan of ADAC Laboratories.

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   DEFINITIONS.

          (a)  "BOARD" shall mean the Board of Directors of the Company.

          (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          (c)  "COMMON STOCK" shall mean the common stock of the Company.

          (d) "COMPANY" shall mean ADAC Laboratories and any Designated Subsidiary of the Company.

          (e) "COMPENSATION" shall mean all base straight time gross earnings and commissions, but exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

          (f) "DESIGNATED SUBSIDIARY" shall mean any Subsidiary which has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (g) "EMPLOYEE" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

          (h) "ENROLLMENT DATE" shall mean the first Trading Day of each Offering Period.

          (i) "EXERCISE DATE" shall mean the last Trading Day of each Purchase or Offering Period.

          (j) "FAIR MARKET VALUE" shall mean, as of any date, the value of Common Stock determined as follows:

               (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable;

               (2) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

               (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (k) "OFFERING PERIODS" shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after March 1 and September 1 of each year and terminating on the last Trading Day in the periods ending twenty-four months later; provided however that the first three (3) Offering Periods shall be consecutive and overlapping periods of approximately nine (9), six (6) and three (3) months duration, commencing on the first Trading Day on or after September 1, 1998, December 1, 1998, and March 1, 1999, respectively. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

          (l)  "PLAN" shall mean this 1994 Employee Stock Purchase Plan.

          (m) "PURCHASE PERIOD" shall mean the approximately six month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Enrollment Date and end with the next Exercise Date; provided, however, that the nine-month Offering Period commencing on the first Trading Day on or after September 1 shall contain three (3) three-month Purchase Periods and the six-month Offering Period commencing December 1, 1998, shall contain two (2) three-month Purchase Periods.

          (n) "PURCHASE PRICE" shall mean 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Board pursuant to Section 20.

          (o) "RESERVES" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

          (p) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

          (q) "TRADING DAY" shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

     3.   ELIGIBILITY.

          (a) Any Employee who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after March 1 and September 1 each year, or on such other dates as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least ten (10) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

     5.   PARTICIPATION.

          (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office not less than ten (10) business days prior to the applicable Enrollment Date.

          (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

     6.   PAYROLL DEDUCTIONS.

          (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

          (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate, but not more than three (3) changes may be made in any Offering Period. The Board may, in its discretion, change the number of participation rate changes permitted during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

          (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

     7. GRANT OF OPTION. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each three-month Purchase Period more than 100 shares, or each six-month Purchase Period more than 200 shares, of the Company's Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The Board may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company's Common Stock an Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof.  The option shall expire on the last day of the Offering
Period.

     8.   EXERCISE OF OPTION.

          (a)  Unless a participant withdraws from the Plan as provided in
Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

          (b) If the Board determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed
(i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Board may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company's shareholders subsequent to such Enrollment Date.

     9. DELIVERY. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

     10.  WITHDRAWAL.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

          (b) A participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

     11.  TERMINATION OF EMPLOYMENT.

          Upon a participant's ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option shall be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

     12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13.  STOCK.

          (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be one hundred eighty-five thousand (185,000) shares.

          (b) The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

     14. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

     15.  DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. TRANSFERABILITY. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

     17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18. REPORTS. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

     19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, LIQUIDATION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date"), and shall terminate immediately prior to the consummation of such proposed
dissolution or liquidation, unless provided otherwise by the Board.   The New
Exercise Date shall be before the date of the Company's proposed dissolution or liquidation. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the

New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

          (c) MERGER OR ASSET SALE. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

     20.  AMENDMENT OR TERMINATION.

          (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

          (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

          (c) In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

               (1) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

               (2) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

               (3)  allocating shares.

               Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

     21. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     22. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     23. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

     24. AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD. To the extent permitted by any applicable laws, regulations, or stock exchange rules if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common

Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

                                      EXHIBIT A


                                  ADAC LABORATORIES

                          1994 EMPLOYEE STOCK PURCHASE PLAN

                                SUBSCRIPTION AGREEMENT



_____ Original Application                        Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. _________________ hereby elects participate in the ADAC Laboratories 1994 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (from 1 to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to shareholder approval of the Employee Stock Purchase Plan.

5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse only):_________
     ______________.

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY DISPOSITION OF MY SHARES AND I WILL MAKE ADEQUATE PROVISION FOR FEDERAL, STATE OR OTHER TAX WITHHOLDING OBLIGATIONS, IF ANY, WHICH ARISE UPON THE DISPOSITION OF THE COMMON STOCK. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print)
                     ----------------------------------------------
                      (First)          (Middle)              (Last)

-------------------------------    ---------------------------------------------
Relationship

                                   ---------------------------------------------
                                   (Address)

Employee's Social
Security Number:                   ------------------------------------

Employee's Address:                ------------------------------------

                                   ------------------------------------

                                   ------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:  -------------------------  ----------------------------------------
                                   Signature of Employee


                                   ----------------------------------------
                                   Spouse's Signature (If beneficiary other than spouse)

                                      EXHIBIT B

                                  ADAC LABORATORIES

                          1994 EMPLOYEE STOCK PURCHASE PLAN

                                 NOTICE OF WITHDRAWAL


     The undersigned participant in the Offering Period of the ADAC Laboratories 1994 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                   Name and Address of Participant:

                                   --------------------------------

                                   --------------------------------

                                   --------------------------------


                                   Signature:

                                   --------------------------------

                                   Date
                                       ----------------------------